UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

Eric B. Global Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54777	46-0620521
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2432 East Orange, NJ 07019
(Address of principal executive offices)

(702) 472-7093)
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Prepared By:

Sunny J. Barkats, Esq.

JSBarkats, PLLC

18 East 41st Street, 19th Floor

New York, NY 10017

P: (646) 502-7001

F: (646) 607-5544

www.JSBarkats.com

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2013, APEX 6 INC., a Delaware corporation (the “Company”), filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State in the State of Delaware to change the Company’s name to “Eric B. Global Ventures, Inc.” (the “Name Change”). The Name Change is based on consents obtained by (i) a board resolution adopted by the Company’s sole director and (ii) a resolution adopted by the majority stockholders of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of APEX 6, INC., dated May 31, 2013, filed with the Secretary of State in the State of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ERIC B. GLOBAL VENTURES, INC.

Date: June 5, 2013	By:	/s/ Louis Eric Barrier, Jr.
Name: Louis Eric Barrier, Jr.
Title: Chief Executive Officer